Exhibit 23





Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-
K for the year ended November 30, 1996, into UAL's previously filed Form S-8 and Post Effective Amendment
No. 1 to Form S-8 Registration Statement (File No. 33-
59950) and Form S-8 Registration Statement (File No. 333-
03039) for the United Air Lines, Inc. Pilots' Directed
Account Retirement Income Plan.

                                     /s/  Arthur Andersen
LLP

                                     Arthur Andersen LLP


Chicago, Illinois
May 23, 1997